THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"),
                                                         ---------------
dated as of February 17, 1998, among OREGON STEEL MILLS, INC., a Delaware corporation (the "Borrower"), the various financial institutions as are or may
                  --------
become parties hereto (collectively, the "Lenders"), WELLS FARGO BANK NATIONAL
                                          -------
ASSOCIATION, formerly known as FIRST INTERSTATE BANK OF OREGON, N.A. ("Wells
                                                                       -----
Fargo"), as administrative agent (the "Administrative Agent"), for the Lenders,
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THE BANK OF NOVA SCOTIA ("Scotiabank"), as syndication agent for the Lenders
                          ----------
(the "Syndication Agent") and Wells Fargo and Scotiabank as managing agents (the
      -----------------
"Managing Agents"; the Managing Agents, the Administrative Agent and the
 ---------------
Syndication Agent are collectively referred to as the "Agents") for the Lenders.
                                                       ------


                              W I T N E S S E T H:
                              - - - - - - - - - -


         WHEREAS, the Borrower, the Lenders and the Agents are parties to the Amended and Restated Credit Agreement, dated as of June 12, 1996, as the same has been amended by that certain First Amendment to Credit Agreement dated as of May 30, 1997 and that certain Second Amendment to Credit Agreement dated as of December 11, 1997(as so amended, hereinafter referred to as the "Existing Credit
                                                                 --------------
Agreement"); and
---------

         WHEREAS, the Borrower has requested that certain amendments be made to the Existing Credit Agreement; and

         WHEREAS, the Lenders and Agents are willing to make certain amendments to the Existing Credit Agreement on the terms and conditions hereinafter provided;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                                   ARTICLE I.

                                  DEFINITIONS
                                  -----------

         SECTION 1.1.  Certain Definitions.  The following terms (whether or not
                       -------------------
 underscored) when used in this Third Amendment shall have the following meanings:

         "Amended Credit Agreement" shall mean the Existing Credit Agreement as
          ------------------------
amended by this Third Amendment.

         "Third Amendment Effective Date" shall have the meaning provided in
          ------------------------------
Section 4.1.
-----------

         SECTION 1.2.  Other Definitions.  Unless otherwise defined or the
                       -----------------
context otherwise requires, terms used herein have the meanings provided for in the Existing Credit Agreement.

                                   ARTICLE II.

                                  AMENDMENTS TO
                                  -------------
                            EXISTING CREDIT AGREEMENT
                            -------------------------

         Effective on the Third Amendment Effective Date, the Existing Credit Agreement is amended in accordance with the terms of this Article II; except as
                                                          ----------
so amended, the Existing Credit Agreement shall continue to remain in all respects in full force and effect.

         SECTION 2.1.      Amendment to Section 1.1.
                           -------------------------

         The definition of the term "EBITDA" in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "EBITDA" means, for any period of four Fiscal Quarters, the
                   ------
         Borrower and its Subsidiaries' earnings before interest expense, taxes, depreciation and amortization and before any non-cash, non-recurring charges, calculated on a rolling four Fiscal Quarter basis.

         SECTION 2.2.      Amendment to Section 7.2.4 (b).
                           ------------------------------

         Section 7.2.4(b) of the Existing Credit Agreement is hereby amended by deleting the ratio of "2.25 to 1.00" opposite the date March 31, 1998 and replacing it with the ratio of "1.45 to 1.0," and by deleting "June 30, 1998 and thereafter 2.50 to 1.00" and replacing it with the following:

                           June 30, 1998                      1.75 to 1.00
                           September 30, 1998                 2.15 to 1.00
                           December 31, 1998 and
                           thereafter                         2.50 to 1.00

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         In order to induce the Lenders to make the amendments provided for in
Article II, the Borrower hereby (a) represents and warrants, that, immediately after giving effect to the provisions of this Third Amendment, each of the representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date) and no Default has occurred and is continuing and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall
                                                       ----------
constitute an immediate Event of Default.


                                   ARTICLE IV.

                           CONDITIONS TO EFFECTIVENESS
                           ---------------------------

         SECTION 4.1.  Effective Date.  This Third Amendment shall become
                       --------------
effective on the date (herein called the "Third Amendment Effective Date") when
                                          ------------------------------
the conditions set forth in this Section 4.1 have been satisfied.
                                 -----------

         Section 4.1.1. Execution of Counterparts.  The Administrative Agent
                        -------------------------
shall have received counterparts of this Third Amendment duly executed and delivered on behalf of the Borrower, the Required Lenders and the Agents.

         Section 4.1.2. Legal Details, etc. All documents executed or submitted
                        -------------------
pursuant hereto, and all legal matters incident thereto, shall be satisfactory in form and substance to the Managing Agents and their counsel.

         SECTION 4.2. Expiration. If all of the conditions set forth in Section
                      ----------                                        -------
4.1 hereof shall not have been satisfied on or prior to February 28, 1998, the
---
agreements of the parties contained in this Third Amendment shall, unless otherwise agreed by the Lenders, terminate effective immediately on such date and without further action.


                                   ARTICLE V.


                                  MISCELLANEOUS
                                  -------------

         SECTION 5.1. Loan Document Pursuant to Existing Credit Agreement. This
                      ---------------------------------------------------
Third Amendment is a Loan Document executed pursuant to the Existing Credit Agreement. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended and in full force and effect. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower or any of its Subsidiaries or which would require the consent of any of the Lenders under the Existing Credit Agreement or any other Loan Document.

         SECTION 5.2. Counterparts, etc. This Third Amendment may be executed by
                      -----------------
the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.3.  GOVERNING LAW; ENTIRE AGREEMENT.  THIS THIRD AMENDMENT
                       -------------------------------
SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                              OREGON STEEL MILLS, INC.


                                              By:  /s/ L. Ray Adams
                                                 ------------------------------
                                                 Title:  Chief Financial Officer


                                              WELLS FARGO BANK NATIONAL
                                              ASSOCIATION, as Administrative
                                              Agent and Managing Agent


                                              By:     /s/     David Goode
                                                 ------------------------------
                                                 Title: Vice President

                                              THE BANK OF NOVA SCOTIA, as
                                              Syndication Agent and Managing
                                              Agent


                                              By:    /s/ Daryl K. Hogge
                                                 ------------------------------
                                                 Title:   Officer



                                                         LENDERS
                                                         -------

                                              WELLS FARGO BANK NATIONAL
                                              ASSOCIATION


                                              By:    /s/ David Goode
                                                 ------------------------------
                                                 Title: Vice President


                                              THE BANK OF NOVA SCOTIA


                                              By:    /s/ Daryl K. Hogge
                                                 ------------------------------
                                                 Title:    Officer


                                              UNITED STATES NATIONAL BANK OF
                                              OREGON


                                              By:    /s/ Dale Parshall
                                                 ------------------------------
                                                 Title:    Vice President


                                              KEYBANK, NATIONAL ASSOCIATION


                                              By:    /s/  Mary Young
                                                 ------------------------------
                                                 Title: Commercial Banking
                                                        Officer


                                              THE FIRST NATIONAL BANK OF
                                              CHICAGO


                                              By: /s/ Mark A. Isley
                                                 ------------------------------
                                                 Title:  First Vice President

                                              THE BANK OF TOKYO-MITSUBISHI,
                                              LTD., PORTLAND BRANCH


                                              By: /s/ H. Nakazawa
                                                 ------------------------------
                                                 Title:   Vice President


                                              PNC BANK, NATIONAL ASSOCIATION


                                              By:   /s/ Troy Brown
                                                 ------------------------------
                                                 Title:  Corporate Banking
                                                         Officer


                                              NATIONSBANK OF TEXAS, N.A.


                                              By:   /s/ Charles F. Lilygren
                                                 ------------------------------
                                                 Title:    Sr. Vice President

                                              UNION BANK OF CALIFORNIA, N.A.


                                              By:   /s/ David E. Taylor
                                                 ------------------------------
                                                 Title:   Vice President